MAINSTAY GROUP OF FUNDS

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, and
MainStay Asset Allocation Funds

Supplement dated September 22, 2016 (“Supplement”) to the Statement of Additional
Information dated February 29, 2016, as amended September 22, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.